Exhibit 32

                            Certification pursuant to
                             18 U.S.C. Section 1350,
                             as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2003

      Bradley E. Rock, Chairman of the Board, President and Chief Executive Officer and Anita M. Florek, Chief Financial Officer of Smithtown Bancorp, Inc. (the "Company") each certify in their capacity as officers of the Company that they have reviewed the annual report of the Company on Form 10-K for the fiscal year ended December 31, 2003 and that to the best of their knowledge:

1. the report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

2. the information contained in the report fairly presents, in all material respects, the financial condition and results of operations.

The purpose of this statement is solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2003.


March 5, 2004                           By: /s/ Bradley E. Rock
                                        ----------------------------------------
                                                Chairman of the Board, President
                                                and Chief Executive Officer


March 5, 2004                           By: /s/ Anita M. Florek
                                        ----------------------------------------
                                                Chief Financial Officer


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